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Prospectus Supplement -- November 1, 1995

IDS Global Bond Fund
S-6309-H (3/95)

The following information modifies that found in the above-referenced prospectus:

In order to clarify the Fund's policy on "global" investments, the reference to investing in three countries is omitted from the section on "Foreign investments" and the first sentence in the "Investment policies and risks" section is modified to read as follows:

     The Fund invests primarily in debt securities of U.S. and foreign issuers so under normal conditions at least 80% of the Fund's net assets will be investment-grade corporate or government debt securities including money market instruments of issuers located in at least three different countries.

































*Valid until the next prospectus update.
S-6309-23 (11/95)